EXHIBIT 10.04

AMENDMENT NO. 14 TO FOUR CORNERS PROJECT OPERATING AGREEMENT
THIS AMENDMENT NO. 14 TO FOUR CORNERS PROJECT OPERATING AGREEMENT (this “Amendment”) is made and entered into as of December 30, 2013, by and among ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation (“Arizona”); EL PASO ELECTRIC COMPANY, a Texas corporation (“El Paso”); PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (“New Mexico”); SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district, organized and existing under the laws of the State of Arizona (“Salt River Project”); SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation (“Edison”); and TUCSON ELECTRIC POWER COMPANY, an Arizona corporation (“Tucson”). Arizona, El Paso, New Mexico, Salt River Project, Edison and Tucson are herein collectively referred to as the “Parties”.
RECITALS
The Parties entered into the Four Corners Project Operating Agreement, effective as of March 1, 1967, and amendments thereto through Amendment No. 13, dated December 1, 2010 (as amended by such amendments, the “Operating Agreement”), providing, among other things, for the operation and management of the Four Corners Project.
Arizona and Edison are parties to a Purchase and Sale Agreement, dated as of November 8, 2010 (the “Purchase Agreement”), providing, among other things, for the sale by Edison to Arizona, and the purchase by Arizona from Edison, of Edison’s interests in the Four Corners Project and the Facilities Switchyard (the “Edison Interest Transfer”).
Following the Edison Interest Transfer, Arizona, the owner of the Initial Four Corners Plant, intends to retire Units 1, 2 and 3 of the Initial Four Corners Plant.
This Amendment will take effect on the Amendment No. 14 Effective Date, as defined herein.
STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.Defined Terms. Defined terms used but not defined in this Amendment shall have the respective meanings ascribed to such terms in the Operating Agreement.

2.Amendment of Section 1. Section 1 is hereby amended to delete “SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation (hereinafter referred to as “Edison”);” from the eighth line thereof.

3.Amendment of Section 2.5. Section 2.5 is hereby amended to substitute “Southern California Edison Company, a California corporation (hereinafter referred to as “Edison”)” for “Edison” in the first line thereof, and to add the following sentence immediately following the last sentence thereof: “Amendment No. 14 to this Agreement provides, among other things, for updated ownership percentages as they existed following the consummation of the transfer to Arizona by Edison of Edison’s interests in the Four Corners Project pursuant to that certain Purchase and Sale Agreement, dated as of November 8, 2010 (the “Purchase Agreement”). As of the effective date of Amendment No. 14 to this Agreement, Edison will no longer be a party to this Agreement, and all references to Edison as well as Edison’s designation as a Participant, as that term is defined in Section 5.56 herein, are limited to facts or matters occurring or agreements entered into prior to the effective date of Amendment No. 14 to this Agreement.”

4.Amendment of Section 5.23. Section 5.23 is hereby amended to substitute “and as amended from time to time” for the clause “and as amended by Amendment No. 3 executed contemporaneously with Amendment No. 6 to this Operating Agreement.”

5.Amendment of Section 5.47. Section 5.47 is hereby amended to add after the word “Agreement” the following:
“, as amended from time to time. References in the Operating Agreement to the effective date thereof or of a particular provision shall mean the effective date of the original Operating Agreement or of the particular provision when first referenced in the original Operating Agreement, as then amended.
6.Amendment of Section 5.56. Section 5.56 is hereby amended to delete “, Edison” in the second line thereto, and to add the following clause immediately following “Project” in the third line thereof: “, and, when referring specifically to facts or matters occurring or agreements entered into prior to the effective date of Amendment No. 14 to this Agreement, Edison”, and to add the following sentence immediately following the last sentence thereof: “The term “Original Participants” shall refer to Arizona, El Paso, New Mexico, Salt River Project, Edison and Tucson.”

7.Amendment of Section 6.2. Section 6.2 is hereby amended to delete “, Edison” from the first line thereof.

8.Amendment of Section 8A.3.2. Section 8A.3.2 is hereby amended to add the following sentence at the end thereof:

“Upon the retirement of each of Units 1, 2 and 3, this Section 8A.3.2 shall be of no force and effect.”
9.Amendment of Section 8.2.3. Section 8.2.3 is hereby amended to read in full as follows:

“Establish procedures for the delivery of coal to the Minimum Coal Storage Pile if one is maintained.”
10.Deletion of Section 8.2.9. Section 8.2.9 is hereby deleted in its entirety and Section 8.2.10 is renumbered Section 8.2.9.

11.Amendment of Section 17.1.1.2. Section 17.1.1.2 is hereby amended to substitute “63%” for “15%” in the first line thereof, and to delete “Edison 48%” in the second line thereof.

12.Amendment of Section 17.1.1.3. Section 17.1.1.3 is hereby amended to substitute “75.33%” for “43.33%” in the first line thereof, and to delete “Edison 32%” in the second line thereof.

13.Amendment of Section 17.1.1.4. Section 17.1.1.4 is hereby amended to substitute “52.23%” for “40.23%” in the first line thereof, and to delete “Edison 12%” in the second line thereof.

14.Amendment of Section 17.1.1.6. Section 17.1.1.6 is hereby amended to substitute “57.90%” for “54.44%” in the first line thereof, and to delete “Edison 3.46%” in the second line thereof.

15.Amendment of Section 17.1.1.7. Section 17.1.1.7 is hereby amended to substitute “63%” for “15%” in the first line thereof, and to delete “Edison 48%” in the second line thereof.

16.Amendment of Section 17.1.1.8. Section 17.1.1.8 is hereby amended to substitute “62.45%” for “19.25%” in the first line thereof, and to delete “Edison 43.2%” in the second line thereof.

17.Amendment of Section 17.1.1.9. Section 17.1.1.9 is hereby amended to read in full as follows:

“17.1.1.9(a)    Common Facilities and Related Facilities - for Operating Costs incurred prior to, or required to satisfy liabilities related to operation of the Common and Related Facilities, prior to the effective date of Amendment No. 14.
Arizona            73.20%
El Paso             5.07%
New Mexico             9.42%
Salt River Project        7.24%
Tucson                5.07%

17.1.1.9(b)    Common Facilities and Related Facilities - for all Operating Costs not covered by Section 17.1.1.9(a).
Arizona             63%
El Paso            7%
New Mexico            13%
Salt River Project        10%
Tucson                7%

provided, that if any of Units 1, 2 or 3 of the Initial Four Corners Plant is operated for a period after the effective date of Amendment No. 14, the Operating Agent shall adjust the percentages in this Section 17.1.1.9(b) during such period to reflect the operation of such Unit(s) at the Initial Four Corners Plant, subject to review by the Auditing Committee.

Operating Costs which cannot be assigned to any generating Unit or facility but apply to all units shall be shared among all Participants at the Enlarged Four Corners Generating Station in the same said percentages as the Common Facilities and Related Facilities.”
18.Amendment of Section 17.12. Section 17.12 is hereby amended to read in full as follows:

“17.12    The Participants shall reimburse Arizona for other costs incurred in operating the Four Corners Project which are not specifically delineated in the Operating Agreement. Such reimbursement shall be shared by the Participants in proportion to their respective Participant Share(s). The reimbursement methodology shall be determined pursuant to the guidelines presented in Sections 17.9.3, 17.9.4 and 17.9.5.”
19.Amendment of Section 19.19. Section 19.19 is hereby amended to substitute “81.50%” for “57.50%” in the fifth line thereof, and to delete “Edison 24.00%” from the ninth line thereof.

20.Amendment of Section 21.1.4. Section 21.1.4 is hereby amended to read in full as follows

“21.1.4. Physical damage insurance, covering the Four Corners Project”

21.Amendment of Section 24.1.1. Section 24.1.1 is hereby amended to add the following sentence after the final sentence thereof: “Normal delivery points for Arizona shall also be where Arizona’s 500kV transmission line is attached to the 500kV bus in the 500kV switchyard. Such point is shown on Exhibit 2 hereof as position #9.”

22.Amendment of Section 24.1.2. Section 24.1.2 is hereby amended to substitute “[Reserved]” for the text thereof.

23.Amendment of Section 24.2.1. Section 24.2.1 is hereby amended to add the following sentence after the final sentence thereof: “Arizona shall also be entitled to sufficient Capacity in the 345kV switchyard to permit 21.6 megawatts of its entitlement of Power and Energy from Units 4 and 5 to be delivered from said units, or from position #9 in the 500kV switchyard, to the point where the Connection to 345kV Switchyard Facilities is attached to the 345kV bus in the 345kV switchyard (positions #1 and #3).”

24.Amendment of Section 24.2.4. Section 24.2.4 is hereby amended to substitute “[Reserved]” for the text thereof.

25.Amendment of Section 24.4. Section 24.4 is hereby amended to substitute “57.90%” for “54.44%” in the third line thereof, and to delete “Edison 3.46%” in the fourth line thereof.

26.Deletion of Sections 26.3, 26.4, 26.5 and 26.6. Sections 26.3, 26.4, 26.5 and 26.6 are hereby deleted in their entirety.

27.Amendment of Section 32.1.3. Section 32.1.3 is hereby amended to read in full as follows:

“32.1.3. Public Service Company of New Mexico
c/o Secretary
Main Offices
Albuquerque, New Mexico 87158-1245”

28.Amendment of Section 32.1.5. Section 32.1.5 is hereby amended to substitute “[Reserved]” for the text thereof.

29.Amendment of Exhibit 2. Exhibit 2 is hereby amended as follows:

To substitute “63%” for “15%” in the first line of the “PROJECT ALLOCATION” table relating to the “CONNECTION TO RESERVE AUXILIARY POWER SOURCE,” and to delete “Edison 48%” from the second line thereof.
To substitute “57.90%” for “54.44%” in the first line of the “COST ALLOC. & OWNERSHIPS” table relating to the “NO.1 230/345KV BUS TIE TRANSFORMER,” and to delete “Edison 3.46%” from the second line thereof.
To substitute “62.45%” for “19.25%” in the first line of the “COST ALLOCATION & OWNERSHIPS” table relating to the “CONNECTION TO 345KV SWITCHYARD FACILITIES,” and to delete “Edison 43.20%” from the second line thereof.
To substitute “75.33%” for “43.33%” in the first line of the “COST ALLOCATION & OWNERSHIPS” table relating to the “500KV SWITCHYARD LIMITS,” and to delete “Edison 32.00%” from the second line thereof.
To substitute “52.23%” for “40.23%” in the first line of the “COST ALLOCATION & OWNERSHIPS” table relating to the “345KV SWITCHYARD LIMITS,” and to delete “Edison 12.00%” from the second line thereof.
To substitute “63%” for “15%” in the first line of the “PROJECT ALLOCATION” table relating to the “345/500KV, 4-16 250MVA EA.” diagram on the lower right corner of Exhibit 2, and to delete “Edison 48.00%” from the second line thereof.
30.Deletion of Exhibit 4. Exhibit 4 is hereby deleted in its entirety.

31.Amendment No. 14 Effective Date; Termination. The “Amendment No. 14 Effective Date” means the date of consummation of the Edison Interest Transfer pursuant to the Purchase Agreement (the “Edison Transfer Closing Date”); provided, however, that this Amendment will terminate if (a) Arizona or Edison provides written notice to the Parties to the effect that the Edison Transfer Closing Date will not occur, (b) the Purchase Agreement is terminated, or (c) the Edison Transfer Closing Date does not occur on or prior to December 31, 2013.

32.Notices. Any notice provided for in this Amendment shall be deemed properly served, given or made if delivered in person or sent by registered or certified mail, postage prepaid, to the persons specified below:
Arizona Public Service Company
c/o Secretary
P.O. Box 53999
Phoenix, Arizona 85072‑3999

El Paso Electric Company
c/o Secretary
P.O. Box 982
El Paso, Texas 79960

Public Service Company of New Mexico
c/o Secretary
Main Offices
Albuquerque, New Mexico 87158-1245

Salt River Project Agricultural
Improvement and Power District
c/o Secretary
P.O. Box 1980
Phoenix, Arizona 85281

Southern California Edison Company
c/o Secretary
P.O. Box 800
Rosemead, California 91770

Tucson Electric Power Company
c/o Secretary
P.O. Box 711
Tucson, Arizona 85702

33.Effect of Amendment. The Parties acknowledge and agree that (a) except as specifically amended by this Amendment, the Operating Agreement is unamended, and (b) the Operating Agreement, as amended by this Amendment, remains in full force and effect.

34.Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument. Any facsimile copies hereof or signature hereon shall, for all purposes, be deemed originals.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: David A Hansen
Its: V.P. Fossil Generation

EL PASO ELECTRIC COMPANY

By: ______________________
Its: ______________________

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ______________________
Its: ______________________

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: ______________________
Its: ______________________

Reviewed by SRP Legal Services

By: ______________________
Its: ______________________

SOUTHERN CALIFORNIA EDISON COMPANY

By: ______________________
Its: ______________________

TUCSON ELECTRIC POWER COMPANY

By: ______________________
Its: ______________________

DMEAST #16300040 v7

Signature Page to
Amendment No. 14 to Project Operating Agreement

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: ______________________________
Its: ______________________________

APPROVED AS TO FORM
OFFICE OF THE GENERAL COUNSEL ______________

EL PASO ELECTRIC COMPANY

By: JV Shockley
Its: Chief Executive Officer

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ______________________________
Its: ______________________________

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: ______________________________
Its: ______________________________

Reviewed by SRP Legal Services

By: ______________________________
Its: ______________________________

SOUTHERN CALIFORNIA EDISON COMPANY

By: ______________________________
Its: ______________________________

TUCSON ELECTRIC POWER COMPANY

By: ______________________________
Its: ______________________________

DMEAST #16300040 v7

Signature Page to
Amendment No. 14 to Project Operating Agreement

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: ______________________________
Its: ______________________________

EL PASO ELECTRIC COMPANY

By: ______________________________
Its: ______________________________

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ______________________________
Its: Vice President, PNM Generation

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: ______________________________
Its: ______________________________

Reviewed by SRP Legal Services

By: ______________________________
Its: ______________________________

SOUTHERN CALIFORNIA EDISON COMPANY

By: ______________________________
Its: ______________________________

TUCSON ELECTRIC POWER COMPANY

By: ______________________________
Its: ______________________________

DMEAST #16300040 v7

Signature Page to
Amendment No. 14 to Project Operating Agreement

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: ______________________________
Its: ______________________________

EL PASO ELECTRIC COMPANY

By: ______________________________
Its: ______________________________

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ______________________________
Its: ______________________________

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: [signature]
Its: Associate General Manager & Chief Power System Executive

Reviewed by SRP Legal Services

By: [signature]
Its: Senior Attorney

SOUTHERN CALIFORNIA EDISON COMPANY

By: ______________________________
Its: ______________________________

TUCSON ELECTRIC POWER COMPANY

By: ______________________________
Its: ______________________________

DMEAST #16300040 v7

Signature Page to
Amendment No. 14 to Project Operating Agreement

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: ______________________________

Its: ______________________________

EL PASO ELECTRIC COMPANY

By: ______________________________

Its: ______________________________

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ______________________________

Its: ______________________________

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: ______________________________

Its: ______________________________

Reviewed by SRP Legal Services

By: ______________________________

Its: ______________________________

SOUTHERN CALIFORNIA EDISON COMPANY

By: [signature]

Its: Vice President and Treasurer

TUCSON ELECTRIC POWER COMPANY

By: ______________________________

Its: ______________________________

DMEAST #16300040 v7

Signature Page to
Amendment No. 14 to Project Operating Agreement

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: ______________________________
Its: ______________________________

EL PASO ELECTRIC COMPANY

By: ______________________________
Its: ______________________________

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ______________________________
Its: ______________________________

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: ______________________________
Its: ______________________________

Reviewed by SRP Legal Services

By: ______________________________
Its: ______________________________

SOUTHERN CALIFORNIA EDISON COMPANY

By: ______________________________
Its: ______________________________

TUCSON ELECTRIC POWER COMPANY

By: [signature]
Its: Mark Mansfield, VP Generation

DMEAST #16300040 v7

Signature Page to
Amendment No. 14 to Project Operating Agreement